Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Horizon Aircraft Ltd. (the “Company”) on Form 10-Q for the Quarterly period ended February 28, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Brian Merker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2025	By:	/s/ Brian Merker
Brian Merker
Chief Financial Officer
(Principal Financial and Accounting Officer)